LEGG MASON PARTNERS EQUITY TRUST (THE “TRUST”)

SUPPLEMENT DATED MAY 23, 2016

TO THE STATEMENT OF ADDITIONAL INFORMATION OF

PERMAL ALTERNATIVE CORE FUND,

DATED MAY 1, 2016

At a special meeting of shareholders of Permal Alternative Core Fund (the “fund”) held on May 20, 2016, shareholders approved a new subadvisory agreement between the fund’s investment manager, Legg Mason Partners Fund Advisor, LLC, and EnTrustPermal Management LLC (“EnTrustPermal”) with respect to the fund. The new subadvisory agreement became effective upon shareholder approval on May 20, 2016 and supersedes the interim subadvisory agreements that went into effect with respect to the fund on May 2, 2016, when the combination of The Permal Group, of which Permal Asset Management LLC, the fund’s former subadviser, was a member, and EnTrust Capital became effective. The combination triggered the automatic termination provisions in the fund’s prior subadvisory agreements, and the interim subadvisory agreements allowed EnTrustPermal to serve as the subadviser to the fund until shareholders approved the new subadvisory agreement.

All references in the Statement of Additional Information (the “SAI”) to “Permal Asset Management LLC” and “Permal” should be replaced with “EnTrustPermal Management LLC” or “EnTrustPermal,” respectively.

Effective July 22, 2016, the fund’s name will be changed to EnTrustPermal Alternative Core Fund.

The following text replaces any information to the contrary in the section of the SAI titled “Investment Management and Other Services – Subadvisory Arrangements”:

EnTrustPermal Management LLC (“EnTrustPermal”) serves as the subadviser to the fund pursuant to a subadvisory agreement between the manager and EnTrustPermal with respect to the fund (the “EnTrustPermal Subadvisory Agreement”). EnTrustPermal, with offices at 900 Third Avenue, New York, New York 10022, is a separate subsidiary of EnTrustPermal LLC, a holding company formed for the combined businesses of EnTrust Capital (“EnTrust”) and The Permal Group. EnTrustPermal LLC is owned 65% by Legg Mason and 35% by Gregg S. Hymowitz, the Co-founder and Managing Partner of EnTrust, and entities controlled by him. EnTrustPermal LLC has approximately $27.3 billion in assets under management as of April 30, 2016.

Western Asset manages the portion of the fund’s cash and short-term instruments allocated to it pursuant to an agreement between the manager and Western Asset (the “Western Asset Agreement”). Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2016, the total assets under management of Western Asset and its supervised affiliates were approximately $428.9 billion.

Western Asset is a wholly-owned subsidiary of Legg Mason.

Under the EnTrustPermal Subadvisory Agreement and subject to the supervision and direction of the Board and the manager, EnTrustPermal provides day-to-day portfolio management with respect to the fund’s assets, including the allocation among asset classes and the determination of the fund’s allocation to particular underlying funds, and implements its portfolio investment decisions for the fund and provides certain compliance and portfolio execution services to the fund. Under the Western Asset Agreement, Western Asset manages the portion of the fund’s cash and short-term instruments allocated to it.

Each of the EnTrustPermal Subadvisory Agreement and the Western Asset Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the EnTrustPermal Subadvisory Agreement or the Western Asset Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to EnTrustPermal or Western Asset, as applicable. EnTrustPermal or Western Asset may terminate the EnTrustPermal Subadvisory Agreement or the Western Asset Agreement, respectively, on 90 days’ written notice to the fund and the manager. The manager or EnTrustPermal or the manager and Western Asset may terminate the EnTrustPermal Subadvisory Agreement or the Western Asset Agreement, respectively, upon their mutual written consent. The EnTrustPermal Subadvisory Agreement or the Western Asset Agreement will terminate automatically in the event of assignment by EnTrustPermal or Western Asset, as applicable, and shall not be assignable by the manager without the consent of EnTrustPermal or Western Asset, as applicable.

LMPFA provides administrative and certain oversight services to the fund. LMPFA delegates to the subadviser and Western Asset the day-to-day portfolio management of the fund. For its services, LMPFA pays EnTrustPermal and Western Asset an aggregate subadvisory fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate (%)
Up to and including $250 million	0.450
Over $250 million and up to and including $750 million	0.400
Over $750 million	0.350

LMPFA also pays EnTrustPermal a fee, calculated daily and paid monthly, at an annual rate of 0.05% of the fund’s average daily net assets related to implementation of portfolio investment decisions and provision of compliance and portfolio execution services to the fund.

Prior to July 1, 2014, Legg Mason Global Asset Allocation, LLC (“LMGAA”) (now QS Investors, LLC) served as a subadviser to the fund. LMGAA was responsible for coordinating portfolio investment decisions for the fund and provided certain compliance and portfolio execution services to the fund. For its services, LMPFA paid LMGAA a fee at the annual rate of 0.05% of the fund’s average daily net assets.

The following text replaces the second paragraph in the section of the SAI titled “Investment Management and Other Services – Portfolio Manager – Portfolio Manager Compensation Structure – EnTrustPermal”:

EnTrustPermal also encourages ongoing education and provides time and monetary support for employees taking additional classes related to their job functions to improve their skills and knowledge base. In addition, EnTrustPermal provides employees with a 401(k) plan.

In Appendix B to the SAI, the “PCM Addendum” to EnTrustPermal’s Proxy Voting Policy and Procedures is deleted in its entirety.

Please retain this supplement for future reference.

PRML275167

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